UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5810 Nancy Ridge Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BIOC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 10, 2020, Biocept, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report, among other things, the voting results from the Company’s 2020 Annual Meeting of Stockholders (“Annual Meeting”) held on June 5, 2020, including, among other matters, the stockholder advisory vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. This amendment amends Item 5.07 of the Original Report to disclose the Company’s decision regarding how frequently it will conduct future stockholder advisory votes on the compensation of the Company’s named executive officers and to disclose an additional adjournment of the Annual Meeting until July 31, 2020. No other changes have been made to the Original Report.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 5.07 of the Original Report, as amended hereby, is set forth below.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2020, the Company held the Annual Meeting. As of April 20, 2020, the record date for the Annual Meeting, 131,100,133 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 82,925,527 shares of common stock were present in person or represented by proxy for the proposals summarized below.

Proposal 1:Election of Director

The Company’s stockholders elected the person listed below to serve until the Company’s 2023 Annual Meeting of Stockholders. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Bruce E. Gerhardt	29,924,927	6,798,611	46,201,989

Proposal 2:Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The final voting results are as follows:

Votes For	73,974,301
Votes Against	4,782,332
Abstentions	4,168,894
Broker Non-Votes	0

Proposal 3:Approval of Amendment to Amended and Restated 2013 Equity Incentive Plan, as Amended

The Company’s stockholders approved an amendment to the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended. The final voting results are as follows:

Votes For	21,128,323
Votes Against	14,928,419
Abstentions	666,976
Broker Non-Votes	46,201,989

Proposal 5:Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement. The final voting results are as follows:

Votes For	22,463,552
Votes Against	12,078,584
Abstentions	2,181,402
Broker Non-Votes	46,201,989

Proposal 6:Indication, on an Advisory Basis, of the Preferred Frequency of Stockholder Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders indicated, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers to be one year. The final voting results are as follows:

1 Year	29,555,615
2 Years	2,249,468
3 Years	2,510,138
Abstentions	2,408,317
Broker Non-Votes	46,201,989

Proposal 7:Authorization to adjourn the Annual Meeting

The Company’s stockholders approved the authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 3 or Proposal 4. The final voting results are as follows:

Votes For	53,526,660
Votes Against	26,470,464
Abstentions	2,928,403
Broker Non-Votes	0

At the time of the Annual Meeting on June 5, 2020, there were insufficient votes to pass Proposal 4, which sought to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1:5 to 1:30. In accordance with the authority granted pursuant to the approval of Proposal 7, on June 5, 2020, the Annual Meeting was adjourned prior to voting on Proposal 4 to allow additional time for voting. As announced during the Annual Meeting on June 5, 2020, the Annual Meeting was set to reconvene at 1:30 p.m. Pacific Time on July 1, 2020. During the reconvened Annual Meeting on July 1, 2020, the Annual Meeting was adjourned for a second time to allow additional time for voting on Proposal 4.  As announced during the Annual Meeting on July 1, 2020, the Annual Meeting will reconvene at 1:30 p.m. Pacific Time on July 31, 2020.  Due to public health concerns arising from the COVID-19 pandemic, the reconvened Annual Meeting will once again be completely virtual and conducted via live webcast. The Company’s stockholders of record as of the close of business on the original record date for the Annual Meeting, April 20, 2020, can attend the reconvened Annual Meeting by visiting www.proxydocs.com/BIOC, where they will be able to listen to the meeting live, submit questions and vote online. During the period of adjournment the Company will continue to accept stockholder votes on Proposal 4.

As previously reported in the Original Report and as restated above, at the Annual Meeting on June 5, 2020, a stockholder advisory vote was held on the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. Among the options presented to stockholders (every year, every 2 years or every 3 years), the greatest number of votes cast were in favor of holding a stockholder advisory vote on the compensation of the Company’s named executive officers every year, which was also the frequency recommended to the stockholders by the Company’s Board of Directors. After considering the results of the stockholder advisory vote, the Company has determined that it will hold a stockholder advisory vote on the compensation of the Company’s named executive officers every year, until the next stockholder advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCEPT, INC.

Dated: July 1, 2020	By:	/s/ Michael W. Nall
	Name:	Michael W. Nall
	Title:	Chief Executive Officer